Kemper
A UNITRIN BUSINESS
UNITRIN direct
auto insurance
UNITRIN
SPECIALTY
UNITRIN
UNITRIN
Career Agency Companies
Reserve National
INSURANCE COMPANY
A UNITRIN Company
FIRESIDE
BANK

Exhibit 99.2

CEO’s Remarks Donald G. Southwell President & Chief Executive Officer

Statements
Safe Harbor Statement
This presentation may contain information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  For detailed disclosures on non-GAAP financial measures included in this presentation and their GAAP reconciliations, please refer to the discussion at the end of this presentation which is also posted on the Unitrin website at www.unitrin.com.
Kemper
The Company uses the registered trademark, “Kemper,” under license, for personal lines insurance only, from Lumbermens Mutual Casualty Company (“Lumbermens”), which is not affiliated with the Company.  Lumbermens continues to use the name, “Kemper Insurance
Companies,” (“KIC”) in connection with its operations, which are distinct from, and not to be confused with, Unitrin’s Kemper business segment.

Presentation Outline Profile Challenges faced by Unitrin Actions taken against challenges Good things to report Key takeaways

Distribution Channels
$494.0
$290.5
$242.3
$661.4
$930.7
Kemper 35.5%
Unitrin Specialty  18.9%
Unitrin Direct 11.1%
Automobile Finance 9.2%
Life & Health 25.3%
2008 Earned Premiums and Auto Finance Revenues

Product Mix
$398.5
$295.2
$160.1
$155.0
$242.3
$80.0
$1,287.8
Personal Auto 49.2%
Life Insurance 15.2%
Automobile Finance 9.2% Other 5.9%
Homeowners
Insurance 11.3%
Health
Insurance 6.1%
Commercial Auto 3.1%
2008 Earned Premiums and Auto Finance Revenues

Challenges
Profitability Impacted by Catastrophe Losses, Unitrin Direct, Fireside Bank,
Alternative Investment Losses, Realized Investment Losses
295.2 $ 304.1 $ Underlying Operating Income
Impact From:
(90.0) $ 226.8 $
Pre-Tax Income (Loss) from Continuing
Operations
(93.7) 62.5
Net Realized Investment Gains (Losses)
(76.3) 6.7
Income (Loss) from Investments in
LLCs & Limited Partnerships
(25.3) (66.0)
Fireside Bank
(45.0) (41.1)
Unitrin Direct
(144.9) (39.4)
Catastrophe Losses & LAE
2008 2007
($ Millions)

Challenges
Economy Has Negatively Impacted Investment Valuations
68.3 69.2
-595.6
26.5
62.5
-93.7
-600
-500
-400
-300
-200
-100
0
100
200
300
400
Change in Unrealized Gain/Loss Realized Gain/Loss
2006 2007 2008

These Are Extraordinary Times Which Require
Extraordinary Measures
Action Steps
Redirected management to shore up short term
results. Challenged profit plan submissions.
Resulted in:
– Underwriting changes
– Geographical changes
– Reductions/eliminations of salary increases
– Reduction of employee levels
– Continuing reduction in exposure to large catastrophes

Extraordinary Measures - Investments
Actions Steps
We have substantially reduced investment risk by:
– Reducing concentrated holdings of Northrop stock
valued at $706 million at the end of 2007 to $40 million
at the end of 2008
– Sold most of diversified stock and REIT portfolios in
fourth quarter

Extraordinary Measures – Unitrin Direct
Recent losses are unacceptable
Action Steps
– Rate increases and underwriting actions to lower loss
ratios
– Merastar (2007) and Direct Response (2009)
acquisitions add scale, homeowners product and
affinity business
– Staff and office reductions and reduced marketing
expenditures to improve expense ratios

Extraordinary Measures – Fireside Bank
Unprecedented economic and market conditions
have resulted in losses the past two years
Sale of company not feasible due to low valuations
Action Steps
– On March 24, 2009, announced that we have ceased
writing new loans
– Expect to recoup Fireside capital (in excess of $200
million) over time

Good Things to Report
Investment risk has been reduced
Kemper, Unitrin Specialty and Life & Health
operations are performing well
No debt due until 2010
Creation of Unitrin Services Group to reduce
expense
U.S. property casualty personal lines
fundamentals appear to be favorable

Investments
With Little or No Direct Investment Exposure
Derivatives
• Credit default swaps
• Collateralized debt obligations
Hedging Activities
• Interest rate swaps
• Forward foreign currency contracts
• Commodities contracts
“Alt A” mortgage securities
Subprime mortgage securities
Commercial mortgage securities

Practices In Which We Do Not Engage Securities lending Writing annuity or other investment- based life insurance products

Investment Risk Has Been Significantly Reduced
$
$
%
%
100.0
3.0
10.0
3.9
3.7
23.6
55.8
6,602.2
198.5
658.7
254.6
243.0
1,560.7
3,686.7
12/31/07 Market Value
$
$
100.0
3.7
9.1
3.9
4.4
5.6
73.3
%
%
3/31/09 Market Value
217.3 Loans to Policyholders and Other
228.8 Alternative Investments
5,878.1 Total Invested Assets
535.7 Short-term Investments
257.7
Investment Real Estate (Not Marked-to-
Market)
328.5 Equity Securities
4,310.1 Total Fixed Maturities
($ Millions)

Aside From Unitrin Direct, Our Property Casualty
Insurance Operations are Producing Solid Results
115.0
99.1
92.8
1
QTR
2008
100.2 99.2 96.4 96.0 Unitrin Specialty
110.8 118.7 119.4 108.1 Unitrin Direct
92.3 90.8 92.3 86.6 Kemper
1
QTR
2009
2008 2007 2006
Combined Ratios, X-CATS
st
st

Life and Health
Operations Provide Stability
$
15.4
15.0
1
QTR
2008
$
19.0 78.8 103.8 108.5
Net Income, X-CAT
Losses
15.0 $ 51.8 $ 97.0 $ 101.5
Reported Net
Income
1
QTR
2009
2008 2007 2006
($Millions)
Life and Health Insurance
st
st

No Debt Due Until 2010 Revolving credit agreement expires June, 2010 $200 million senior notes due November, 2010 $360 million senior notes due May, 2017

Creation of Unitrin Services Group Expand utilization of best practices Increase effectiveness of current operations Eliminate duplication Reduce expense Improve bottom-line results

U.S. Property Casualty Industry
Personal Lines Outlook (Industry)
2008 Results Deteriorated Significantly
Catastrophes and investment losses causing
surplus to decline by nearly $60 billion
Continued rate firming to replenish capital
Underwriting results for 2009 should improve
contingent on more normalized catastrophe loss
levels

1
st
Quarter Results
1 Quarter
9.4 16.7
Income From Continuing Operations
Excluding Realized Investment
Gains/Losses
$
(5.6) 15.2 Net Income (Loss)
712.8 $ 685.7
Revenues, Excluding Realized
Investment Gains/Losses
2009 2008
($Millions)
st

Key Takeaways
We are taking decisive action to return to profitability
Investment risk has been significantly reduced
Continuing reduction in exposure to large
catastrophes
Exit of automobile finance business will lower risk
and return capital to Unitrin
Personal lines industry fundamentals appear to be
favorable

Non-GAAP Financial
Measures
Non-GAAP Financial Measures
                Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance.
Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1.
Underlying Loss for the Unitrin Direct Segment excludes Catastrophe Losses and Loss Adjustment Expenses and net investment income from certain investments in limited liability investment companies and limited partnerships.
2.
Combined Ratios measure Incurred Losses and Insurance Expenses as a Percentage of Earned Premiums.
3.
Revenues Excluding Investment Gains/Losses do not include the Company’s net realized investment gains (losses), whereas the GAAP measure Total Revenues includes net realized investment gains (losses).
4.
Income from Continuing Operations Excluding Investment Gains/Losses do not include the Company’s net realized investment gains (losses) after tax, whereas the GAAP measure Income (Loss) from Continuing
  Operations includes net realized investment gains (losses) after tax.

Combined Ratios
March 31, March 31,
2006 2007 2008 2008 2009
Non -GAAP Measure:
     Kemper Segment Combined Ratio (excluding Catastrophes Losses) 86.6% 92.3% 90.8% 92.8% 92.3%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 4.7% 3.0% 10.5% 5.5% 3.1%
GAAP Measure:
    Kemper Segment Combined Ratio 91.3% 95.3% 101.3% 98.3% 95.4%
Non -GAAP Measure:
    Unitrin Specialty Segment Combined Ratio (excluding Catastrophes Losses) 96.0% 96.4% 99.2% 99.1% 100.2%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 0.2% 0.1% 0.6% 0.2% 0.6%
GAAP Measure:
    Unitrin Specialty Segment Combined Ratio 96.2% 96.5% 99.8% 99.3% 100.8%
Non -GAAP Measure:
    Unitrin Direct Segment Combined Ratio (excluding Catastrophes Losses) 108.1% 119.4% 118.7% 115.0% 110.8%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 0.5% 0.2% 1.1% 0.4% 0.5%
GAAP Measure:
    Unitrin Direct Segment Combined Ratio 108.6% 119.6% 119.8% 115.4% 111.3%
The Combined Ratio is Defined as Incurred Losses and Insurance Expenses as a Percentage of Total Earned Premium

Unitrin Direct Operating
Loss
(Dollars in Millions) 2007 2008
Non -GAAP Measure:
     Unitrin Direct segment Underlying Loss (41.1) $    (45.0) $
Adjustments to Non-GAAP Measure:
     Catastrophe Losses (0.6)         (3.1)
     Investment Income (Loss) from Limited Liability Investment Companies
            and Limited Partnerships 0.5          (4.4)
GAAP Measure:
     Unitrin Direct segment Operating Loss (41.2) $    (52.5) $
The Underlying Operating Loss for the Unitrin Direct Segment on Slide 7 excludes  Catastrophe Losses and Loss Adjustment Expenses and net investment income from certain investments in limited liability investment companies and limited partnerships because amounts related to the Unitrin Direct segment are already included on the lines entitled "Catastrophe Losses and LAE" and "Income (Loss) from
Investments in LLCs & Limited Partnerships." .

Revenues, Excluding Realized
Investment Gains/Losses
1st Quarter
(Dollars in Millions) 2008 2009
Non-GAAP Measure:
Revenues, Excluding Realized Investment Gains/Losses 685.7 $    712.8 $
Realized Investment Gains/Losses 6.2           (24.2)
GAAP Measure:
Total Revenues 691.9 $    688.6 $

Income From Continuing Operations
Excluding Realized Investment
Gains/Losses
1st Quarter
(Dollars in Millions) 2008 2009
Non-GAAP Measure:
Income From Continuing Operations Excluding Realized Investment Gains/Loss 16.7 $      9.4 $
Realized Investment Gains/Losses After Tax 4.0           (15.7)
GAAP Measure:
Income (Loss) from Continuing Operations 20.7 $      (6.3) $